UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 29, 2009

Alion Science and Technology Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-89756	54-2061691
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1750 Tysons Boulevard, Suite 1300, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-918-4480

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 29, 2009, Alion Science and Technology Corporation ("Alion", the "Company") entered into an Amendment No. 6 (the "Amendment") in connection with that certain Credit Agreement dated as of August 2, 2004 by and among the Company, Credit Suisse, acting through its Cayman Islands branch, individually and as administrative agent (formerly known as Credit Suisse First Boston, "CS"), the lenders signatory thereto and certain subsidiary guarantors of the Company, as amended (the "Credit Agreement"), pursuant to which: (i) the maturity date of the revolving credit facility under the Credit Agreement was extended to September 25, 2009; and (ii) the aggregate revolving credit commitment under the Credit Agreement was decreased from $50 million to $40 million.

A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 10.60, and it is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Amendment and the transactions contemplated thereby is not intended to be complete, and it is qualified in its entirety by the complete text of the Amendment and the Credit Agreement, as previously amended.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01, and it is incorporated herein by reference.

Item 8.01 Other Events.

Alion is negotiating with existing and potential lenders to refinance or replace its existing revolving credit facility and expects to have a new revolving credit facility in place prior to September 25, 2009.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.60: Amendment No. 6 dated as of July 29, 2009, by and among the Company, Human Factors Applications, Inc. ("HFA"), Alion – METI Corporation ("METI"), Alion – CATI Corporation ("CATI"), Alion – JJMA Corporation ("JJMA"), Alion – BMH Corporation ("BMH"), Washington Consulting, Inc. ("WCI"), Alion – MA&D Corporation ("MA&D"), Washington Consulting Government Services, Inc. ("WCGS"), CS, and the lenders party thereto, related to the Credit Agreement (as amended from time to time) dated as of August 2, 2004, by and among the Company, HFA, METI, CATI, JJMA, BMH, WCI, MA&D and WCGS, the lenders from time to time party to the Credit Agreement (the "Lenders"), and CS, as administrative agent and as collateral agent for the Lenders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alion Science and Technology Corporation

July 29, 2009	By:	Michael J. Alber

Name: Michael J. Alber
Title: Senior Vice President, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

1	6th Amendment to Credit Agreement